CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2014

The date of this Supplement is February 10, 2015.

Important Notice Regarding Change in Subadvisers for Clearwater Core Equity Fund

Effective January 29, 2015, the Board of Trustees has approved the termination of the investment advisory agreements with two of the subadvisers to the Clearwater Core Equity Fund (“Core Equity Fund”): Heartland Advisors, Inc. (“Heartland”) and Knightsbridge Asset Management, LLC (“Knightsbridge”). The Board of Trustees has also approved investment advisory agreements with two new subadvisers to the Core Equity Fund: AQR Capital Management, LLC and O’Shaughnessy Asset Management, LLC.

Accordingly, the Prospectus is amended as follows.

1.	The section titled “SUMMARY SECTION – Clearwater Core Equity Fund – Principal Investment Strategies” in the Prospectus will be deleted and replaced with the following:

Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”), AQR Capital Management, LLC (“AQR”), O’Shaughnessy Asset Management, LLC (“OSAM”), and Osterweis Capital Management, LLC (“Osterweis”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management.

To the extent feasible, Parametric manages its portion of the Fund’s assets so that its holdings match the holdings of the Russell® 1000 Index as closely as possible without requiring the Fund to realize taxable gains. The market capitalization of the companies included in the Russell 1000 Index as of May 31, 2013, was between $1.8 billion and $422 billion. AQR’s strategy invests, under normal market conditions, at least 80% of the net assets, plus the amount of any borrowings for investment purposes, of the portion of the Fund it manages in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). AQR follows a disciplined, systematic approach that employs multiple measures of value, momentum and profitability and seeks to invest in attractively valued companies with positive momentum and a stable business. OSAM’s strategy generally seeks to provide long-term capital appreciation by creating a portfolio with exposure to value and growth stocks, mostly large capitalization. OSAM seeks companies it deems to be high quality with low valuation ratios. Osterweis invests its portion of the Fund’s assets in common stocks of companies across all capitalization levels that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase. The overall market capitalization of the Fund may cover all ranges.

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2.

The following will be added to the section titled “SUMMARY SECTION – Clearwater Core Equity Fund – Principal Risks of Investing in the Fund” in the Prospectus, beneath the paragraph titled “Small-and Medium-Sized Company Risk”:

Derivatives Risk

In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards and may include futures contracts, swaps and other derivative instruments. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Model and Data Risk

One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

3.

The following will be added to the section titled “SUMMARY SECTION – Clearwater Core Equity Fund – Principal Risks of Investing in the Fund” in the Prospectus, beneath the paragraph titled “Growth Investing Risk”:

Momentum Investing Risk

Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

4.	The section titled “SUMMARY SECTION – Clearwater Core Equity Fund – Fund Adviser and Portfolio Managers” in the Prospectus will be deleted and replaced with the following:

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadviser	Portfolio Managers	Period of Service

Parametric	Jim Reber, Director of PCD Portfolio Management Tom Seto, Managing Director, Portfolio Management & Trading	Both have been portfolio managers of the Fund since 2010.

AQR	Clifford S. Asness, Managing and Founding Principal Andrea Frazzini, Principal Jacques A. Friedman, Principal Ronen Israel, Principal	All have been portfolio managers of the Fund since 2015.

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Subadviser	Portfolio Managers	Period of Service

OSAM

Jim O’Shaughnessy, Chairman, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager
Chris Meredith, CFA, Director of Research and Portfolio Management, Senior Portfolio Manager
Scott Bartone, Portfolio Manager
Patrick O’Shaughnessy, CFA, Portfolio Manager
Ashvin Viswanathan, CFA, Portfolio Manager
Travis Fairchild, CFA, Assistant Portfolio Manager

All have been portfolio managers of the Fund since 2015.

Osterweis

John S. Osterweis, Chairman, Chief Investment Officer and Director
Matthew K. Berler, Chief Executive Officer and President
Alexander (Sasha) Kovriga, Vice President
Gregory S. Hermanski, Vice President
Zachary W. Perry, Vice President

All have been portfolio managers of the Fund since 2010.

5.	The section titled “CLEARWATER CORE EQUITY FUND – Principal Investment Strategies” in the Prospectus will be deleted and replaced with the following:

Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”), AQR Capital Management, LLC (“AQR”), O’Shaughnessy Asset Management, LLC (“OSAM”), and Osterweis Capital Management, LLC (“Osterweis”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser considers a variety of factors in determining the allocation of the Fund’s assets among subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments such as capitalization, size, growth and profitability measures, valuation measures, economic sector weightings and earning and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s assets will be allocated to Parametric; the remaining assets will be allocated to one or more of AQR, OSAM and Osterweis.

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To the extent feasible, Parametric manages its portion of the Fund’s assets in a passive management strategy so that its portion of the Fund’s holdings match the holdings of the Russell 1000 Index as closely as possible without the realization of taxable gains. In the tax loss-harvesting process, securities are sold primarily for their ability to reduce the tax impact of other securities being sold at a gain in the portfolio, or outside of the portfolio. Realized losses can often be used to offset gains from a variety of other sources or gains from other investment subadvisers, rebalancing decisions or subadviser changes, as applicable. The market capitalization of the companies included in the Russell 1000 Index as of May 31, 2013, was between $ 1.8 billion and $ 422 billion. This means that Parametric is not required to buy and sell securities to match changes in the composition of securities in the Russell 1000 Index. Instead, Parametric adjusts its portion of the Fund’s portfolio periodically to reflect the holdings and weightings of the Russell 1000 Index, while seeking to minimize realization of taxable gains.

AQR’s strategy invests, under normal market conditions, at least 80% of the net assets, plus the amount of any borrowings for investment purposes, of the portion of the Fund it manages in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts). AQR seeks to invest in attractively valued companies with positive momentum and a stable business. AQR considers companies to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, AQR favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, AQR favors stable companies in good business health, including those with strong profitability and stable earnings. AQR may add to or modify the economic factors employed in selecting securities.

AQR follows a disciplined, systematic approach that employs multiple measures of value, momentum and profitability. AQR’s approach generally invests in large cap U.S. companies, which they generally consider to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. AQR determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and their assessment of attractiveness of the security based on each factor described above. Float-adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs and adverse tax consequences associated with trading each equity instrument.

While AQR invests the portion of the Fund it manages significantly in common stocks, AQR may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes and to gain exposure to the equity market. When selecting securities for the portfolio, AQR also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. AQR employs a variety of techniques designed to reduce the impact of taxes on investors’ returns, seeking to maximize after-tax returns.

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OSAM’s strategy generally seeks to provide long-term capital appreciation by creating a portfolio with exposure to value and growth stocks, mostly large capitalization. OSAM seeks companies it deems to be high quality with low valuation ratios. OSAM selects stocks using a bottom-up, quantitative, model-driven approach. First, OSAM screens for stocks with greater than average market capitalizations. OSAM then screens for stocks with greater than average scores in the following composites: value, earnings quality, earnings growth, and financial strength. OSAM then uses shareholder yield and its Value composite to select value stocks and its Momentum composite to select growth stocks. OSAM uses a dynamic rebalancing process that regularly evaluates portfolio holdings and allows OSAM to achieve what it believes to be optimal security weights.

Osterweis invests its portion of the Fund’s assets in common stocks of companies across all capitalization levels that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase. Osterweis’ investment approach emphasizes the identification of companies with strong balance sheets and cash flow, as well as opportunities for long-term growth. Osterweis continuously monitors investments and assesses whether fundamentals justify continuing to hold securities of particular companies. If the fundamentals do not, the Fund will sell such securities. Osterweis may invest in securities across all capitalization levels. In addition to common stocks, Osterweis may invest its portion of the Fund’s assets, subject to limitations of the Fund, in convertible securities, master limited partnerships and the equity securities of foreign issuers and/or American Depositary Receipts that are traded on domestic or foreign exchanges, including emerging markets, subject to the limitations of the Fund.

The overall market capitalization of the Fund may cover all ranges.

6.

The following will be added to the section titled “CLEARWATER CORE EQUITY FUND – Principal Risks of Investing in the Fund” in the Prospectus, beneath the paragraph titled “Small- and Medium-Sized Company Risk”:

Derivatives Risk

In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards and may include futures contracts, swaps and other derivative instruments. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Model and Data Risk

One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

7.

The following will be added to the section titled “CLEARWATER CORE EQUITY FUND – Principal Risks of Investing in the Fund” in the Prospectus, as a third paragraph beneath the heading titled “Investment Style Risks”:

Momentum Investing Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

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8.	In the section titled “CLEARWATER CORE EQUITY FUND – Principal Risks of Investing in the Fund” in the Prospectus, the paragraph titled “Tax Sensitivity Risk” will be deleted.

9.	In the section titled “OTHER INVESTMENTS AND INVESTMENT STRATEGIES” in the Prospectus, the paragraphs titled “Derivatives” will be deleted and replaced with the following:

Each Fund may utilize several different types of derivatives for various purposes expanded on further below. The Core Equity Fund, International Fund and Small Companies Fund may engage in options trading on securities and securities indices. Options trading involves buying (“purchasing”) or selling (“writing”) the right to buy (“call”) or sell (“put”) an underlying security at a future date. The Core Equity Fund, International Fund and Small Companies Fund may also engage in futures and options on futures trading on various underlying instruments. A future is an agreement to buy or sell an underlying instrument at a future date. Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security underlying an option, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. The Core Equity Fund’s use of derivatives may be limited as a significant portion of the Fund is managed with a strategy of minimizing tax liability and maintaining a low turnover rate.

In addition, the International Fund may enter into foreign currency exchange contracts in order to hedge against adverse movements in currency exchange rates. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts options, futures contracts, or options on futures contracts for speculative purposes. Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

The Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) may invest in options by buying or selling puts or calls on debt securities that are exchange-traded, futures contracts on interest rates and interest rate indices and options on futures on interest rates and interest rate indices. The Tax-Exempt Bond Fund may only engage in these transactions as a defensive strategy or in order to hedge its portfolio in fixed income securities which may be exposed to the risk of changing interest rates, each a type of risk management.

The Core Equity Fund and Tax-Exempt Bond Fund may each enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments. The Core Equity Fund may enter into equity swap agreements and equity index swap agreements for hedging purposes and to gain exposure to the equity market. The Tax-Exempt Bond Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. In a bilateral swap, a Fund also bears the risk of default by its swap counterparty. Certain swaps are centrally-cleared and will eventually be exchange-traded. Although central clearing is expected to decrease the credit risk involved in bilateral swaps, central clearing would not make the contracts risk-free. Exchange-trading is expected to improve swap liquidity, but there is no guarantee that a Fund could consider exchange-traded swaps to be liquid. Additionally, in a centrally-cleared swap, a Fund would bear the risk of a default of the central clearing counterparty.

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Even a small investment in derivative contracts can have a big impact on the Funds’ market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

As an open-end investment company registered with the U.S. Securities and Exchange Commission (“SEC”), each Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

10.	The following sentence will be added to the end of the second paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:

A discussion of the basis for the Board of Trustees’ approval of the subadvisory contracts with AQR and OSAM will be included in the semi-annual report of the Trust for the fiscal period ended June 30, 2015, when available.

11.	The paragraphs relating to Heartland and Knightsbridge under the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus will be deleted and replaced with the following:

CMC has engaged AQR Capital Management, LLC (“AQR”) as a subadviser to select investments for a portion of the Core Equity Fund. AQR is a registered investment adviser under the Advisers Act. AQR is a Delaware limited liability company formed in 1998. AQR’s address is Two Greenwich Plaza, Greenwich, CT 06830. As of December 31, 2014, AQR had approximately $122.2 billion in assets under management.

CMC has engaged O’Shaughnessy Asset Management, LLC (“OSAM”) as a subadviser to select investments for a portion of the Core Equity Fund. OSAM’s principal office is located at 6 Suburban Avenue, Stamford, CT 06901. OSAM is a registered investment adviser under the Advisers Act. As of December 31, 2014, it had approximately $7 billion in assets under management.

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12.	The rows corresponding to the Core Equity Fund in the section titled “MANAGEMENT – The Portfolio Managers” will be deleted and replaced with the following rows:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	Parametric	Jim Reber	2010	Director of PCD Portfolio Management at Parametric. He joined Parametric in 2004.

Core Equity Fund	Parametric	Tom Seto	2010	Managing Director, Portfolio Management & Trading at Parametric. He joined Parametric in 1998.

Core Equity Fund	AQR	Clifford S. Asness	2015

Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.

Core Equity Fund	AQR	Andrea Frazzini	2015

Andrea Frazzini, Ph.D., M.S., is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and develops quantitative models for its Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Core Equity Fund	AQR	Jacques A. Friedman	2015

Jacques A. Friedman, M.S., is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a B.S. in applied mathematics from Brown University and an M.S. in applied mathematics from the University of Washington.

Core Equity Fund	AQR	Ronen Israel	2015

Ronen Israel, M.A., is a Principal of AQR. Mr. Israel joined AQR in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.

Core Equity Fund	OSAM	Jim O’Shaughnessy	2015	Chairman, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager at OSAM. Mr. O’Shaughnessy has held these positions at OSAM for the past five years.

Core Equity Fund	OSAM	Chris Meredith, CFA	2015	Director of Research and Portfolio Management, Senior Portfolio Manager at OSAM. Mr. Meredith has held these positions at OSAM for the past five years.

Core Equity Fund	OSAM	Scott Bartone	2015	Portfolio Manager at OSAM. Mr. Bartone has been a Portfolio Manager for the strategy since July 2011. Previously, he had been a trader at OSAM since June 2008.

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Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	OSAM	Patrick O’Shaughnessy, CFA	2015	Portfolio Manager at OSAM. Mr. O’Shaughnessy has been a Portfolio Manager for the strategy since July 2011. Previously, Mr. O’Shaughnessy had been a Research Analyst at OSAM since July 2007.

Core Equity Fund	OSAM	Ashvin Viswanathan, CFA	2015	Portfolio Manager at OSAM. Mr. Viswanathan has been a Portfolio Manager for the strategy since July 2011. Previously, Mr. Viswanathan had been a Research Analyst at OSAM since May 2010.

Core Equity Fund	OSAM	Travis Fairchild, CFA	2015

Assistant Portfolio Manager at OSAM. Mr. Fairchild has been an Assistant Portfolio Manager for the strategy since July 2013. Previously, Mr. Fairchild had been a Research Analyst at OSAM since June 2010.

Core Equity Fund	Osterweis	John S. Osterweis	2010

Mr. John S. Osterweis, Chairman, previously served as President, Chief Investment Officer, and Director of Osterweis Capital Management, Inc. since April 1983 and Manager, President and Chief Investment Officer of Osterweis Capital Management, LLC since March 1997. Mr. Osterweis has over 43 years of securities analysis and portfolio management experience, 30 of which have been with Osterweis Capital Management, Inc. Mr. Osterweis earned a B.A. from Bowdoin College and an M.B.A. from Stanford Graduate School of Business.

Core Equity Fund	Osterweis	Matthew K. Berler	2010

Mr. Matthew K. Berler, Chief Executive Officer and President, previously served as First Executive Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Adviser as a Portfolio Manager/Analyst in 2003. Prior to working at the Advisers, Mr. Berler served as a Managing Director at Morgan Stanley from March 1994 to February of 2003. He was a Vice President at Donaldson, Lufkin & Jenrette from August 1987 to March of 1994. Mr. Berler earned an A.B. from Cornell University and an M.B.A. from Harvard Business School.

Core Equity Fund	Osterweis	Alexander Kovriga	2010

Mr. Alexander (Sasha) Kovriga serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Adviser as an Analyst in 2003. Prior to working at the Advisers, Mr. Kovriga was a strategy Consultant at Monitor Group in Cambridge, MA. From 1997 to 2000, he worked on projects in a variety of industries ranging from consumer products to pharmaceuticals. Mr. Kovriga earned a B.A. from Brandeis University, an M.A. from the University of Massachusetts and an M.B.A from Harvard Business School.

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Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	Osterweis	Gregory S. Hermanski	2010

Mr. Gregory S. Hermanski serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Adviser as an Assistant Portfolio Manager/Analyst in 2002. Mr. Hermanski previously served as a portfolio manager of the Osterweis Strategic Income Fund. Prior to working at the Advisers, Mr. Hermanski served as a Vice President at Robertson, Stephens and Co. from August 2000 to May of 2002, where he was in charge of convertible bond research. He also served as a Research Analyst at Imperial Capital, LLC from April 1998 to April 2000, and as a Valuation Consultant from August 1995 to March 1998. Mr. Hermanski earned a B.A. from the University of California, Los Angeles.

Core Equity Fund	Osterweis	Zachary W. Perry	2010

Mr. Zachary W. Perry serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Advisers in 2008 as a Senior Analyst. Prior to working at the Advisers, Mr. Perry was a Vice President and Equity Portfolio Manager at Franklin Templeton Investments where he managed small cap separate account portfolios for over nine years and conducted equity research as a small cap generalist. Mr. Perry earned a B.A. from Princeton University and an M.B.A. from The Wharton School at the University of Pennsylvania.

13.	On page 56 of the Prospectus, the information under “CLEARWATER INVESTMENT TRUST – Clearwater Core Equity Fund Subadvisers” will be deleted and replaced with the following:

Parametric Portfolio Associates 1918 Eighth Avenue, #3100 Seattle, WA 98101

AQR Capital Management, LLC Two Greenwich Plaza Greenwich, CT 06830

O’Shaughnessy Asset Management, LLC 6 Suburban Avenue Stamford, CT 06901

Osterweis Capital Management, LLC One Maritime Plaza, Suite 800 San Francisco, CA 94111

Fiduciary Counselling, Inc. 30 East 7th Street, Suite 2000 St. Paul, MN 55101-4930

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

12

CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2014

The date of this Supplement is February 10, 2015.

Important Notice Regarding Change in Subadvisers
for Clearwater Core Equity Fund

Effective January 29, 2015 the Board of Trustees has approved the termination of the investment advisory agreements with two of the subadvisers to the Clearwater Core Equity Fund (the “Core Equity Fund”): Heartland Advisors, Inc. (“Heartland”) and Knightsbridge Asset Management, LLC (“Knightsbridge”). The Board of Trustees has also approved investment advisory agreements with two new subadvisers to the Core Equity Fund: AQR Capital Management, LLC and O’Shaughnessy Asset Management, LLC.

The following changes are made to the Statement of Additional Information of the Clearwater Investment Trust:

1.	In the section titled “INVESTMENT OBJECTIVES AND POLICIES – Equity Securities” the paragraph titled “Warrants” will be deleted and replaced with the following

Warrants and Rights. Each of Core Equity Fund, International Fund and Small Companies Fund may invest in warrants. Core Equity Fund may also invest in rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a right or warrant does not make the Fund a shareholder of the underlying stock. The right or warrant holder has no voting or dividend rights with respect to the underlying stock. A right or warrant does not carry any right to assets of the issuer, and for this reason such investments may be more speculative than other equity-based investments.

2.	In the section titled “INVESTMENT OBJECTIVES AND POLICIES – Fixed Income Securities” the following will be added after the second paragraph:

Exchange Traded notes (“ETNs”). Core Equity Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also incur certain expenses not incurred by their applicable index.

3.	In the section titled “INVESTMENT OBJECTIVES AND POLICIES – Derivatives” the second paragraph will be deleted and replaced with the following:

As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

4.	In the section titled “INVESTMENT OBJECTIVES AND POLICIES – Derivatives” the paragraph titled “Futures Contracts and Options on Futures Contracts” will be deleted and replaced with the following:

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices and to gain exposure to the equity market, Core Equity Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. To hedge against changes in interest rates or securities prices, International Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such future contracts. The Core Equity Fund and International Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The International Fund may engage in futures and the Small Companies Fund and International Fund may engage in related options transactions for hedging purposes. The Core Equity Fund may engage in futures and related options transactions for hedging purposes and to gain exposure to the equity market. These transactions involve brokerage costs and require margin deposits.

5.	In the section titled “INVESTMENT OBJECTIVES AND POLICIES – Other Investment Techniques” the following will be added after the last paragraph:

Real Estate Investment Trusts. Core Equity Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Tax Code. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

6.	The following paragraph will be added after the last paragraph in the section titled “INVESTMENT RESTRICTIONS”:

Except with respect to borrowing, all of the percentage limitations and investment restrictions recited in the Funds’ Prospectus and SAI apply only at the time a transaction is entered into. From time to time, a Fund may acquire additional security types not referenced in the Prospectus or SAI as a result of corporate actions, reorganizations or other similar events.

7.	The second paragraph under the section titled “BROKERAGE” will be deleted and replaced with the following:

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients. Except for the following exceptions, the subadvisers of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund have advised the investment manager that none of them has paid any such excess in connection with brokerage transactions for the Funds. Each of AQR Capital Management, LLC (Core Equity Fund), Osterweis Capital Management, LLC (Core Equity Fund), Denver Investments (International Fund) and WCM Investment Management (International Fund) have advised the investment manager that their respective policies are to engage in only soft commission arrangements that are within the “safe harbor” provision of Section 28(e) of the Securities Exchange Act of 1934 and are consistent with applicable regulatory guidance.

8.

The paragraphs relating to Heartland, Knightsbridge, and Osterweis Capital Management, LLC under the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers” will be deleted and replaced with the following:

AQR Capital Management, LLC. AQR Capital Management, LLC (“AQR”) is a registered investment adviser under the Advisers Act. AQR is a Delaware limited liability company formed in 1998. AQR’s address is Two Greenwich Plaza, Greenwich, CT 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. AQR entered into a subadvisory contract dated February 3, 2015. AQR is not affiliated with CMC or the Trust. AQR performs its duties and provides services subject to the oversight and supervision of CMC. Under the terms of the AQR Agreement, AQR develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. AQR is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to AQR under the AQR Agreement are calculated and accrued daily on the basis of daily net assets and are paid monthly by CMC. AQR is compensated out of the fees CMC receives from the Fund. CMC will pay the following fee based on the Fund’s net assets under AQR’s management:

Percent	Net Assets
0.375%	All assets while assets are below $100 million
0.35%	All assets while assets are at or above $100 million

AQR did not receive compensation with respect to the Core Equity Fund for the years ended December 31, 2011, 2012 or 2013. Core Equity Fund is not responsible for payment of the subadvisory fees to AQR.

O’Shaughnessy Asset Management, LLC. O’Shaughnessy Asset Management, LLC (“OSAM”) is a registered investment adviser under the Advisers Act. OSAM’s principal office is located at 6 Suburban Avenue, Stamford, CT 06910. O’Shaughnessy Family Partners LLC, of which Mr. James O’Shaughnessy is the majority owner through his 70% ownership interest, owns 71% of OSAM and is, therefore, a control person of OSAM. OSAM entered into a subadvisory contract dated February 4, 2015 to manage a portion of the Core Equity Fund’s portfolio. OSAM’s address is 6 Suburban Avenue, Stamford, CT 06910. OSAM is not affiliated with CMC or the Trust. Under the terms of the OSAM Agreement, OSAM develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. OSAM is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to OSAM under the OSAM Agreement are calculated and accrued daily on the basis of daily net assets and are paid quarterly by CMC. OSAM is compensated out of the fees CMC received from the Fund. CMC will pay the following fee based on the Fund’s net assets under OSAM’s management: 0.35%.

OSAM did not receive compensation with respect to the Core Equity Fund for the years ended December 31, 2011, 2012 or 2013. Core Equity Fund is not responsible for payment of the subadvisory fees to OSAM.

Osterweis Capital Management, LLC . Osterweis Capital Management, LLC (“Osterweis”) entered into an amended and restated subadvisory agreement dated January 31, 2015. Osterweis is not affiliated with CMC or the Trust. The Osterweis Revocable Trust controls Osterweis via its partial ownership of Osterweis. Osterweis will perform its duties and provide services subject to the oversight and supervision of CMC. Under the terms of the Osterweis Agreement, Osterweis develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. Osterweis is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to Osterweis under the Osterweis Agreement are calculated and accrued daily on the basis of daily net assets and are paid quarterly by CMC. Osterweis is compensated out of the fees CMC received from the Fund. CMC will pay the following fee based on the Fund’s net assets under Osterweis’ management:

Percent	Net Assets
0.75%	Up to $25 million
0.65%	$25 million to $100 million
0.55%	More than $100 million

The compensation paid to Osterweis with respect to the Core Equity Fund for the year ended December 31, 2013 was 0.09% of Core Equity Fund’s average daily net assets on an annualized basis. This percentage reflects a different fee rate that applied prior to the entry into the amended and restated subadvisory agreement.

Core Equity Fund is not responsible for payment of the subadvisory fees to Osterweis. During the years ended December 31, 2011, 2012 and 2013, the investment manager paid subadvisory fees of $274,249, $339,933, and $435,933, respectively, to Osterweis. These amounts reflect a different fee rate that applied prior to the entry into the amended and restated subadvisory agreement.

3.

The rows corresponding to the Core Equity Fund’s portfolio managers in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Jim Reber	Core Equity Fund, International Fund	Other Registered Investment Companies: 10 funds with approximately $3.7 billion in assets.
Other Pooled Investment Vehicles: none.

Other Accounts: 393 accounts with approximately $20.6 billion in assets.

Tom Seto	Core Equity Fund, International Fund	Other Registered Investment Companies: 22 funds with approximately $15.8 billion in assets.

Other Pooled Investment Vehicles: 5 pools with approximately $3.8 billion in assets.

Other Accounts 8,589 accounts with approximately $49.0 billion in assets.

Clifford S. Asness*	Core Equity Fund	Other Registered Investment Companies: 33 funds with approximately $19.3 billion in assets.

Other Pooled Investment Vehicles: 37 pools with approximately $13.3 billion in assets, including 34 pools with a performance based fee and approximately $12.7 billion in assets.

Other Accounts: 66 accounts with approximately $25.6 billion in assets, including 22 accounts with a performance based fee and approximately $8.7 billion in assets.

Andrea Frazzini*	Core Equity Fund	Other Registered Investment Companies: 20 funds with approximately $3.5 billion in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $2.2 billion in assets, including 5 pools with a performance based fee and approximately $2.2 billion in assets.

Other Accounts: 17 accounts with approximately $6.5 billion in assets, including 5 accounts with a performance based fee and approximately $1.1 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Jacques A. Friedman*	Core Equity Fund	Other Registered Investment Companies: 36 funds with approximately $12.2 billion in assets.

Other Pooled Investment Vehicles: 30 pools with approximately $10.4 billion in assets, including 26 pools with a performance based fee and approximately $9.5 billion in assets.

Other Accounts: 97 accounts with approximately $42.2 billion in assets, including 31 accounts with a performance based fee and approximately $12.4 billion in assets.

Ronen Israel*	Core Equity Fund	Other Registered Investment Companies: 28 funds with approximately $12.0 billion in assets.

Other Pooled Investment Vehicles: 46 pools with approximately $18.4 billion in assets, including 41 pools with a performance based fee and approximately $16.4 billion in assets.

Other Accounts: 56 accounts with approximately $22.8 billion in assets, including 18 accounts with a performance based fee and approximately $8.1 billion in assets.

Jim O’Shaughnessy*	Core Equity Fund	Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Chris Meredith, CFA*	Core Equity Fund	Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Scott Bartone*	Core Equity Fund	Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Patrick O’Shaughnessy, CFA*	Core Equity Fund	Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Ashvin Viswanathan, CFA*	Core Equity Fund	Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

Travis Fairchild, CFA*	Core Equity Fund	Other Registered Investment Companies: 11 funds with approximately $4.0 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 4,109 accounts with approximately $2.9 billion in assets.

John S. Osterweis	Core Equity Fund	Other Registered Investment Companies: 4 funds with approximately $7.1 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 375 accounts with approximately $2.1 billion in assets.

Matthew K. Berler	Core Equity Fund	Other Registered Investment Companies: 4 funds with approximately $7.1 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 375 accounts with approximately $2.1 billion in assets.

Alexander Kovriga	Core Equity Fund	Other Registered Investment Companies: 4 funds with approximately $7.1 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 375 accounts with approximately $2.1 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Gregory Hermanski	Core Equity Fund	Other Registered Investment Companies: 4 funds with approximately $7.1 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 375 accounts with approximately $2.1 billion in assets.

Zachary W. Perry	Core Equity Fund	Other Registered Investment Companies: 4 funds with approximately $7.1 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 375 accounts with approximately $2.1 billion in assets.

* Data for this portion of the table is as of December 31, 2014.

9.

The rows corresponding to the Core Equity Fund’s portfolio managers in the Conflict of Interest table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Conflict of Interest

Jim Reber	Core Equity Fund, International Fund	None noted.

Tom Seto	Core Equity Fund, International Fund	None noted.

Clifford S. Asness Andrea Frazzini Jacques A. Friedman Ronen Israel	Core Equity Fund

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Portfolio Manager	Fund	Conflict of Interest

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Jim O’Shaughnessy Chris Meredith, CFA Scott Bartone Patrick O’Shaughnessy, CFA	Core Equity Fund

To the best of its knowledge, OSAM is not engaged in any activities that could give rise to potential conflicts of interest, in any matters regarding its sub-advisory relationship.

OSAM’s Code of Ethics is based on the principle that OSAM owes a fiduciary duty to its clients. The policy requires that all Access Persons avoid activities, interests, and relationships that might present a conflict of interest or the appearance of a conflict of interest with clients, or interferes with OSAM’s or any personnel’s ability to make decisions in the best interest of clients.

Portfolio Manager	Fund	Conflict of Interest

Ashvin Viswanathan, CFA Travis Fairchild, CFA

In order to avoid conflicts of interest, personnel may not:
-Engage in transactions intended to raise, lower, or maintain the price of any investment or to create a false appearance of active trading
-Divert trading opportunities in any investment away from managed accounts in favor of their own accounts or OSAM’s proprietary accounts
-Allocate executed trades in such a way as to favor their own or OSAM’s proprietary accounts and to disadvantage the accounts of clients
-Engage in any other transaction deemed by OSAM’s Compliance Department to involve a potential conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety or conflict

OSAM does not engage in any activities of affiliated or parent organizations, as well as other client relationships, which may inhibit its sub-advisory services. OSAM is of the belief that its current Policies and Procedures Manual, Code of Ethics, and Disclosure Statement are in compliance with SEC rules and regulations on a fully disclosed basis to its clients.

OSAM does not have any soft dollar arrangements, affiliated broker-dealers, or custody of client assets in separately managed accounts; nor does it allow for personal securities trading of individual stock positions per its Code of Ethics.

John S. Osterweis Matthew K. Berler Alexander Kovriga Gregory Hermanski Zachary W. Perry	Core Equity Fund

Messrs. Osterweis, Berler, Kovriga, Hermanski and Perry manage approximately 375 individual accounts and several mutual funds. Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Fund may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the funds’ accounts and other accounts managed by the portfolio managers, including among many affiliated client accounts, any accounts in which the portfolio managers may have personal investments, or accounts for which the sub-adviser may have fee arrangements based on performance. The portfolio managers are members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the sub-adviser. The sub-adviser believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the sub-adviser’s Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

10.

The rows corresponding to the Core Equity Fund’s portfolio managers in the Compensation Structure table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Compensation Structure

Jim Reber Tom Seto	Core Equity Fund, International Fund

Method to Determine Compensation: Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Eaton Vance Corp., its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Parametric also offers opportunities to move within the organization, as well as promotions.

This policy has not changed during the last 5 years.

Clifford S. Asness Andrea Frazzini Jacques A. Friedman Ronen Israel	Core Equity Fund

The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds and accounts managed. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Portfolio Manager	Fund	Compensation Structure

Jim O’Shaughnessy Chris Meredith, CFA Scott Bartone Patrick O’Shaughnessy, CFA Ashvin Viswanathan, CFA Travis Fairchild, CFA	Core Equity Fund

The Senior Portfolio Managers, Director of Trading, and Portfolio Managers are all equity owners and are compensated through an annual salary, a discretionary bonus, and profit distributions. The Assistant Portfolio Manager, Research Analysts, and Traders are compensated through a structure that includes an annual salary and a discretionary incentive bonus. No portion of the discretionary bonus is deferred.

OSAM has a formalized track for investment professionals to receive equity in OSAM upon being promoted to Portfolio Manager. OSAM believes it is unique among its peers in offering equity grants rather than compelling the purchase of equity stakes. OSAM’s belief is that through equity grants, as opposed to bonuses related to investment performance, it further aligns the long-term interests of its employees and clients, and increases retention.

OSAM’s portfolio management team is responsible for all of its strategies. Compensation for portfolio managers and assistant portfolio managers is not tied to under/over performance of any particular strategy or account as no strategy or account is more important than another.

John S. Osterweis Matthew K. Berler	Core Equity Fund

Mr. Osterweis’ and Mr. Berler’s compensation as Co-lead Portfolio Managers are fixed salaries that are determined by industry standards. Their salaries are not based on the performance of the Fund or its overall net assets. They each receive a fixed bonus and participate in a fixed retirement plan. Messrs. Osterweis and Berler are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share. They are also Members of Osterweis Capital Management, LLC, and therefore entitled to earnings proportionate to their ownership interests.

Alexander Kovriga Gregory Hermanski Zachary W. Perry	Core Equity Fund

Messrs. Kovriga, Hermanski and Perry’s compensation as portfolio managers is a fixed salary that is determined after considering appropriate industry standards. Their salaries are not based on the performance of the Fund or the Fund’s overall net assets. The portfolio managers receive discretionary bonuses that are not fixed. Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Fund and other accounts that they manage, their contributions to the quality of research and investment ideas generated by Osterweis, and the overall financial condition of Osterweis. They also participate in a retirement plan. Messrs. Kovriga, Hermanski and Perry are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share. They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

11.

The rows corresponding to the Core Equity Fund’s portfolio managers in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Manager” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Ownership
Jim Reber	Core Equity Fund, International Fund	A
Tom Seto	Core Equity Fund, International Fund	A
Clifford S. Asness*	Core Equity Fund	A
Andrea Frazzini*	Core Equity Fund	A
Jacques A. Friedman*	Core Equity Fund	A
Ronen Israel*	Core Equity Fund	A
Jim O’Shaughnessy*	Core Equity Fund	A
Chris Meredith, CFA*	Core Equity Fund	A
Scott Bartone*	Core Equity Fund	A
Patrick O’Shaughnessy, CFA*	Core Equity Fund	A
Ashvin Viswanathan, CFA*	Core Equity Fund	A
Travis Fairchild, CFA*	Core Equity Fund	A
John S. Osterweis	Core Equity Fund	A
Matthew K. Berler	Core Equity Fund	A
Alexander Kovriga	Core Equity Fund	A
Gregory Hermanski	Core Equity Fund	A
Zachary W. Perry	Core Equity Fund	A

* Data for this portion of the table is as of December 31, 2014.

12.

The sections corresponding to Heartland and Knightsbridge under the section titled “APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES – Clearwater Core Equity Fund” will be deleted and replaced with the following:

AQR CAPITAL MANAGEMENT, LLC (“AQR”)

PROXY POLICY

1.	General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.	Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. AQR has adopted the Proxy Voting Guidelines employed by ISS for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a)

AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

(b)	AQR will not announce its voting intentions and the reasons therefore.

(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

•

AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

•

If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.

•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.	Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consider

O’Shaughnessy Asset Management, LLC
Proxy Voting Policy
Rule 206(4)-6

          In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General, O’Shaughnessy Asset Management, LLC (“OSAM”) has adopted the following proxy voting policy with respect to those assets for which a client has vested OSAM with discretionary investment management authority (the “assets”).

OSAM’s Policy

          Registrant has retained the use of third party service provider/agents, (i.e. Institutional Shareholder Services (“ISS”), Broadridge Investor Communication Solutions, Inc. (“BICS”) and/or other third party service provider/agents) to execute these policies. Information regarding the third party proxy voting service provider/agent is available upon request as well. Unless a client directs otherwise, in writing, OSAM or its third party service provider/agent shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. OSAM and/or the client shall correspondingly instruct each custodian of the assets to forward to OSAM, or its third party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how OSAM or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by OSAM - see examples below), it is OSAM’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. OSAM shall monitor corporate actions of individual issuers and investment companies consistent with OSAM’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, OSAM may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), OSAM may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. OSAM or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act as well as the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.

          Copies of United States SEC Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General are available upon written request. In addition, information pertaining to how OSAM or its third party service provider/agent voted on any specific proxy issue is also available upon written request. Any questions regarding OSAM’s proxy voting policy shall be directed to Raymond Amoroso, III, Esq., Chief Compliance Officer of OSAM at 203-975-3318.

Mitigating Circumstances/Conflicts of Interest

          The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of OSAM, is not in the best interests of the client.

Class Action Lawsuit Filings

          Class action litigations are lawsuits filed against companies, on behalf of current and past shareholders who are then invited to participate in subsequent settlements by filing a claim. A client will have most likely received these notices from claims administrators who work for the “class”. In the past, OSAM has responded to clients’ requests for assistance by providing trade data to enable the client to complete and file the necessary a claim forms.

          However, to improve this process, OSAM has retained an outside company, Financial Recovery Technologies (FRT), to electronically file all class action claims on our clients’ behalf. As a result, any class action claim that a client is eligible to file will be handled automatically. Fees for this service are on a contingency basis, so there will be no charges against the clients’ account; Financial Recovery Technology will absorb any and all costs to provide this service, and deduct their fee (generally between 15-30%) from funds recovered from claims they have filed on the clients behalf.

          As a recipient of this service, clients will no longer need to take any action in order to receive class action settlements. While the client will continue to receive class action notices from claims administrators for securities held in the account(s), the client does not need reply to them or to mail in a claim form.

          OSAM will automatically register the client for this service. If the client is entitled to a settlement, the client will receive a check by mail. With this service, claims will not be paid any faster than if the client files on his or her own, and please be aware that either way claims often take a year or longer to process. Also note that the availability of this service does not guarantee that a client will receive a payment from any class action. Be assured that while OSAM will provide the clients’ name, address and transaction data to Financial Recovery Technologies, the clients’ personal information is protected under our Privacy Policy.

          If a client does NOT want to participate in this program, the client may “opt out” by notifying OSAM in writing. Again, if a client wishes to participate he or she need not take any action. For more information on Financial Recovery Technologies, please go their website at www.frtservices.com or OSAM’s Chief Compliance Officer, Raymond Amoroso, III, Esq.

Implementation/Adoption

          Raymond Amoroso, III, Esq., Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how OSAM addressed any mitigating circumstance or conflict of interest. Mr. Amoroso, CCO shall be primarily responsible for the ongoing review and evaluation of OSAM’s proxy voting policy and corresponding compliance with the requirements of United States SEC’s Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General. Copies of the Rules can be attached and made a part hereof.

          The above Proxy Voting Policy has been adopted by O’Shaughnessy Asset Management, LLC on this first day of October, 2007, and continues to be in effect through the calendar year of 2014.

13.	On the penultimate page of the SAI, the information under “CLEARWATER INVESTMENT TRUST – Clearwater Core Equity Fund Subadvisers” will be deleted and replaced with the following:

Parametric Portfolio Associates
1918 Eighth Avenue, #3100
Seattle, WA 98101

AQR Capital Management, LLC
Two Greenwich Plaza
Greenwich, CT 06830

O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, CT 06901

Osterweis Capital Management, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, MN 55101-4930

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.